EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Moving Bytes Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, Erik Mustad, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in this Report fairly presents, in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


                                        /s/ J. Erik Mustad
                                        --------------------------------------
                                        J. Erik Mustad
                                        Chief Executive Officer
                                        November 14, 2003




A signed original of this written statement required by Section 906 has been provided to Moving Bytes Inc. and will be retained by Moving Bytes Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Moving Bytes Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, Mark Smith, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in this Report fairly presents, in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



                                        /s/ Mark Smith
                                        --------------------------------------
                                        Mark Smith
                                        Chief Financial Officer
                                        November 14, 2003







A signed original of this written statement required by Section 906 has been provided to Moving Bytes Inc. and will be retained by Moving Bytes Inc. and furnished to the Securities and Exchange Commission or its staff upon request.